STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2016
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
STOCK-BASED COMPENSATION
STOCK-BASED COMPENSATION
The Company currently has one active stock and annual incentive plan, which became effective in 2015 upon the completion of the IPO. This plan replaced two historical plans that governed equity awards prior to the IPO. The 2015 plan covers stock options to acquire shares of Match Group common stock and RSUs granted pursuant to the historical plans and stock options and stock settled stock appreciation rights denominated in the equity of certain of our subsidiaries granted prior to the IPO, as well as provides for the future grant of these and other equity awards. The 2015 plan authorizes the Company to grant awards to its employees, officers, directors and consultants. At December 31, 2016, there were 5.0 million shares available for the future grant of equity awards under the 2015 plan and 39.5 million shares in the aggregate related to awards outstanding under the historical plans and subsidiary equity awards granted prior to the IPO.
The 2015 plan has a stated term of ten years, and provides that the exercise price of stock options granted will not be less than the market price of the Company's common stock on the grant date. The plan does not specify grant dates or vesting schedules of awards as those determinations have been delegated to the Compensation and Human Resources Committee of Match Group’s Board of Directors (the "Committee"). Each grant agreement reflects the vesting schedule for that particular grant as determined by the Committee. Stock options granted subsequent to September 1, 2015 will generally vest in four equal annual installments over a four-year period. RSU awards outstanding generally vest over a three-year period. PSU awards outstanding generally vest in two equal annual installments over a two-year period.
Stock-based compensation expense recognized in the consolidated and combined statement of operations includes expense related to the Company's stock options and RSUs, performance-based stock options and PSUs for which vesting is considered probable, equity instruments denominated in shares of subsidiaries, and IAC denominated stock options, RSUs and market-based awards held by Match Group employees. The amount of stock-based compensation expense is reduced by estimated forfeitures, as the expense recorded is based on awards that are ultimately expected to vest. The forfeiture rate is estimated at the grant date based on historical experience and revised, if necessary, in subsequent periods if actual forfeitures differ from the estimated rate. At December 31, 2016, there is $90.6 million of unrecognized compensation cost, net of estimated forfeitures, related to all equity-based awards, which is expected to be recognized over a weighted average period of approximately 2.7 years.
The total income tax benefit recognized in the accompanying consolidated and combined statement of operations for the years ended December 31, 2016, 2015 and 2014 related to stock-based compensation is $16.4 million, $16.9 million and $7.9 million, respectively.
Stock Options
Stock options outstanding at December 31, 2016 and changes during the year ended December 31, 2016 are as follows:

	December 31, 2016
	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (In Years)	Aggregate Intrinsic Value
	(Shares and intrinsic value in thousands)
Outstanding at January 1, 2016	34,832	$12.08
Granted	8,710	11.46
Exercised	(4,753)	8.36
Forfeited	(5,129)	12.96
Expired	(14)	11.06
Outstanding at December 31, 2016 (a)	33,646	$12.31	7.5	$161,423
Options exercisable	11,930	$10.95	5.4	$73,373
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(a)
Included in the outstanding balance at December 31, 2016 is 4.9 million performance-based stock options, which vest in varying amounts and years depending upon certain performance conditions. The Company expects 0.1 million shares to vest based on our current assessment of the performance conditions. The table above includes these awards at their maximum potential payout.

The aggregate intrinsic value in the table above represents the difference between Match Group's closing stock price on the last trading day of 2016 and the exercise price, multiplied by the number of in-the-money options that would have been received by the option holders had all option holders exercised their options on December 31, 2016. The total intrinsic value of stock options exercised during the years ended December 31, 2016, 2015 and 2014 is $37.3 million, $5.7 million and $10.7 million, respectively.
The following table summarizes the information about stock options outstanding and exercisable at December 31, 2016:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Outstanding at December 31, 2016	Weighted- Average Remaining Contractual Life in Years	Weighted-Average Exercise Price	Exercisable at December 31, 2016	Weighted- Average Remaining Contractual Life in Years	Weighted-Average Exercise Price
	(Shares in thousands)
$0.01 to $5.00	925	3.1	$4.11	925	3.1	$4.11
$5.01 to $10.00	1,210	1.7	8.00	1,210	1.7	8.00
$10.01 to $15.00	26,136	7.5	12.09	8,707	5.7	11.53
$15.01 to $20.00	5,375	8.9	15.75	1,088	8.7	15.44
	33,646	7.5	$12.31	11,930	5.4	$10.95

The fair value of stock option awards, with the exception of market-based awards, is estimated on the grant date using the Black-Scholes option pricing model. The Black-Scholes option pricing model incorporates various assumptions, including expected volatility and expected term. Prior to 2014, expected stock price volatilities were estimated based on historical stock price volatilities of peer companies that were chosen on the basis for their similarity to the Company in terms of consumer use, monetization model, margin and growth characteristics and brand strength. At the beginning of 2014, the Company concluded that the most relevant reference point for determining volatility was IAC’s historical volatility as a result of the Company representing a large percentage of the overall value of IAC. The risk-free interest rates are based on U.S. Treasuries with comparable terms as the awards, in effect at the grant date. Prior to the IPO, expected term was based on the mid-point of the first and last windows for exercise. Following the IPO, expected term is based upon the historical exercise pattern of IAC’s employees for comparable awards, a ten-year contractual life with vesting in four equal annual installments, because the Company does not have sufficient data to estimate an expected term for these awards. No dividends have been assumed. The following are the weighted average assumptions used in the Black-Scholes option pricing model:

	Years Ended December 31,
	2016	2015	2014
Expected volatility	27%	28%	29%
Risk-free interest rate	1.3%	1.3%	1.3%
Expected term	4.8 years	4.1 years	4.2 years
Dividend yield	—%	—%	—%

On November 18, 2015, the Company granted 1.8 million market-based stock options to its Chairman and Chief Executive Officer. The award has market-based conditions and service-based vesting. The market-based vesting condition was achieved in 2016. The award has a ten-year contractual life and vests in four equal annual installments beginning on the first anniversary of the grant date. The grant date fair value of this market-based award was estimated using a lattice model that incorporates a Monte Carlo simulation of Match Group's stock price. The inputs used to fair value this award included expected volatility of 27%, a risk-free interest rate of 2.3% and a 0% dividend yield. Expense is recognized over the four-year vesting period because it exceeds the derived service period of three years, which is an output of the option pricing model.
Approximately 8.7 million, 21.1 million and 5.6 million stock options were granted by the Company during the years ended December 31, 2016, 2015 and 2014, respectively. The weighted average fair value of stock options granted during the years ended December 31, 2016, 2015 and 2014 with exercise prices equal to the market prices of Match Group's common stock on the date of grant are $2.98, $3.46 and $5.21, respectively. There were no stock options issued during the years ended December 31, 2016, 2015 and 2014 with exercise prices greater than the market value of Match Group's common stock on the date of grant.
Cash received from stock option exercises and the related tax benefit realized for the year ended December 31, 2016 and for the period subsequent to the IPO through December 31, 2015 are $39.7 million and $13.9 million; and $0.1 million and less than $0.1 million, respectively. For periods prior to the IPO, no cash was received from the exercise of stock options because they were net settled in shares of IAC’s common stock. For the periods prior to the IPO, the related tax benefit realized by the Company in 2015 and 2014 were $1.2 million and $1.7 million, respectively.
Restricted Stock Units and Performance-based Stock Units
RSUs and PSUs are awards in the form of phantom shares or units denominated in a hypothetical equivalent number of shares of Match Group common stock and with the value of each RSU and PSU equal to the fair value of Match Group common stock at the date of grant. Each RSU and PSU grant is subject to service-based vesting, where a specific period of continued employment must pass before an award vests. PSUs also include performance-based vesting, where certain performance targets set at the time of grant must be achieved before an award vests. For RSU grants, the expense is measured at the grant date as the fair value of Match Group common stock and expensed as stock-based compensation over the vesting term. For PSU grants, the expense is measured at the grant date as the fair value of Match Group common stock and expensed as stock-based compensation over the vesting term if the performance targets are considered probable of being achieved.
Unvested RSUs and PSUs outstanding at December 31, 2016 and changes during the year ended December 31, 2016 are as follows:

	RSUs		PSUs
	Number of shares	Weighted Average Grant Date Fair Value	Number of shares(a)	Weighted Average Grant Date Fair Value
	(Shares in thousands)
Unvested at January 1, 2016	373	$14.52	—	$—
Granted	229	16.32	330	10.11
Vested	(63)	15.12	—	—
Forfeited	—	—	(165)	10.11
Unvested at December 31, 2016	539	$15.21	165	$10.11

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(a)	This represents the maximum shares issuable.
The weighted average fair value of RSUs and PSUs granted during the year ended December 31, 2016 and for the period subsequent to the IPO through December 31, 2015 based on market prices of Match Group's common stock on the grant date was $12.65 and $14.52, respectively. There were no RSUs or PSUs granted or outstanding for the year ended December 31, 2014. The total fair value of RSUs and PSUs that vested during the year ended December 31, 2016 was $1.1 million. No RSUs or PSUs vested during the year ended December 31, 2015.
Market-based Awards
During 2016 and 2015, the Company granted market-based awards to certain employees. The number of awards that ultimately vest is dependent upon Match Group's stock price. The grant date fair value of each market-based award is estimated using a lattice model that incorporates a Monte Carlo simulation of Match Group's stock price. Each market-based award is subject to service-based vesting, where a specific period of continued employment must pass before an award vests.
Market-based awards outstanding at December 31, 2016 and changes during the year ended December 31, 2016 are as follows:

	Market-based awards
	Number of shares	Weighted Average Grant Date Price
	(Shares in thousands)
Unvested at January 1, 2016	117	$12.00
Granted	1,465	10.60
Vested	(7)	12.00
Forfeited	(39)	12.00
Unvested at December 31, 2016	1,536	$10.66

The weighted average fair value of market-based awards granted during the year ended December 31, 2016 and for the period subsequent to the IPO through December 31, 2015 based on the valuation model was $1.77 and $2.15, respectively. There were no market-based awards granted for the year ended December 31, 2014. The total fair value of market-based awards that vested during the year ended December 31, 2016 was $0.1 million. There were no market-based awards that vested during the years ended December 31, 2015 and 2014.

Equity Instruments Denominated in the Shares of Certain Subsidiaries
Stock options and stock settled stock appreciation rights denominated in the equity of Tinder and The Princeton Review have been granted to certain employees of these Match Group subsidiaries. These equity awards generally vest over a four-year period. The value of the stock options and stock settled stock appreciation rights is tied to the value of the common stock of these subsidiaries. Accordingly, these interests only have value to the extent the relevant subsidiary appreciates above the initial value utilized to determine the exercise price. These awards are granted with exercise prices of not less than the grant date fair value, which is determined by the Company using a variety of valuation techniques including a combination of market based and discounted cash flow valuation methodologies. The expense associated with these equity awards is initially measured at fair value, using the Black-Scholes option pricing model, at the grant date and is recognized as stock-based compensation over the vesting term. These dilutive securities are reflected in our share calculations underlying our dilutive earnings per share calculation contained in our financial statements for fiscal years ended December 31, 2016, 2015 and 2014.
The plans under which these awards are granted establish specific settlement dates or liquidity events for which the valuation of the relevant subsidiary is determined for purposes of settlement of the awards. The plan for The Princeton Review generally provides that Match Group establishes the fair value of the awards; for Tinder, the settlement date fair value will be established by independent third parties or mutual agreement.
These subsidiary denominated awards, when exercised, are settled by Match Group issuing shares of its common stock equal in value to the intrinsic value of the award being settled, net of shares with a value equal to the withholding taxes due, which taxes are remitted by Match Group to the government on behalf of the employees. At the time of settlement, IAC has the option to issue its own shares directly to the award holders, in which case Match Group would in turn issue its shares to IAC as reimbursement. In either settlement scenario, the same number of Match Group shares would be issued. With respect to Tinder, Match Group has the ability to extinguish its obligations to settle the Tinder awards if it completes an initial public offering of the stock of Tinder. In such an event, the Tinder denominated equity would be exercisable for shares of Tinder common shares.
The Princeton Review has liquidity events on an annual basis. Tinder’s initial liquidity event occurred in July 2016, with the next liquidity event scheduled for May 2017 and subsequent events scheduled to occur approximately every 18 months thereafter. The Company issued 1.7 million Match Group common shares, and paid $22.8 million of withholding taxes, to settle awards exercised during the July 2016 Tinder liquidity event to current and former employees who exercised their subsidiary options. The aggregate intrinsic value of all subsidiary denominated equity at December 31, 2016 was $329.1 million, of which $250.4 million is related to vested shares and $78.7 million is related to unvested shares. The comparable aggregate amount at December 31, 2015 is $246.3 million. The aggregate number of Match Group common shares that would have been required to settle these interests at estimated fair values on December 31, 2016, including vested and unvested interests (which will be reduced by the number of shares withheld to cover employee withholding taxes), is 19.2 million shares. The comparable amount at December 31, 2015 is 18.2 million shares. Giving effect to withholding taxes, which will be paid by the Company on behalf of the employees at exercise, the aggregate number of shares and cash that would be required to settle the vested and unvested interests at estimated fair values on December 31, 2016 is 9.6 million shares and $164.6 million, respectively, assuming a 50% withholding rate; the comparable amounts at December 31, 2015 are 9.1 million shares and $123.2 million, respectively. The number of shares ultimately needed to settle these awards may vary significantly from the estimated number as a result of both movements in our stock price and a determination of fair value of the relevant subsidiary that is different than our estimate.
Assuming no change in the value of the Company’s common stock at December 31, 2016, each incremental increase of 10% over the Company's December 31, 2016 fair value estimate of these subsidiaries would require approximately 2.7 million incremental aggregate shares to settle these awards (which will be reduced by the number of shares withheld to cover employee withholding taxes).
During the third quarter of 2015, the Company modified certain subsidiary denominated vested equity awards and recognized a modification charge of $6.8 million. During the fourth quarter of 2015, the Company repurchased certain subsidiary denominated vested equity awards in exchange for $23.4 million in cash and fully vested modified equity awards and recognized a modification charge of $7.7 million. These modification charges are included in stock-based compensation for the year ended December 31, 2015.
During 2014, the Company granted an equity award denominated in shares of a subsidiary of the Company to a non-employee. This award is marked to market each reporting period. The award vests at multiple times a year and is fully vested in October 2017. In the third quarter of 2016, the Company settled the vested portion of the award for cash of $13.4 million. At December 31, 2016, the total fair value of the remaining award, at current estimated fair value, including vested and unvested interests, is $14.3 million.
IAC Denominated Stock Options
For the year ended December 31, 2016, there were less than 0.1 million IAC stock options granted by IAC to employees of Match Group. There were no IAC stock options granted by IAC to employees of Match Group for the years ended December 31, 2015 and 2014. Approximately 0.4 million IAC stock options remain outstanding to employees of Match Group post IPO. The fair value of each stock option award was estimated on the grant date using the Black–Scholes option pricing model. IAC stock options were granted with exercise prices at least equal to the fair value on the date of grant, vest ratably in annual installments over a four-year period and expire ten years from the date of grant.
In January 2014, a portion of IAC's former Chief Executive Officer's (who became the Chairman of the Match Group) outstanding IAC stock options were canceled and replaced with equity denominated in Match Group and various subsidiaries of Match Group. The incremental expense associated with this modification was $7.4 million.
IAC Denominated RSUs and Market-based Awards
Less than 0.1 million and 0.7 million IAC RSUs and market-based awards were granted by IAC to employees of Match Group during the years ended December 31, 2016 and 2015, respectively. There were no IAC RSUs or market-based awards granted by IAC to employees of Match Group for the year ended December 31, 2014. RSUs are awards in the form of phantom shares or units, denominated in a hypothetical equivalent number of shares of IAC common stock and with the value of each RSU equal to the fair value of IAC common stock at the date of grant. Each RSU grant is subject to service-based vesting, where a specific period of continued employment must pass before an award vests. The number of market-based awards that ultimately vest is dependent upon Match Group’s stock price. The grant date fair value of each market-based award is estimated using a lattice model that incorporates a Monte Carlo simulation of Match Group’s stock price. Each market-based award is subject to service-based vesting, where a specific period of continued employment must pass before an award vests. Some of the market-based awards contain performance targets set at the time of grant that must be achieved before an award vests.